TWEEDY, BROWNE FUND INC.

Tweedy, Browne Global Value Fund II -

Currency Unhedged (the “Fund”)

Supplement dated February 1, 2016 to the Prospectus dated July 29, 2015 (the “Prospectus”)

Effective February 1, 2016, the Fund will reopen to all investors.

TWB-Supp-0216